CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2023
Cash And Cash Equivalents
CASH AND CASH EQUIVALENTS

4. CASH AND CASH EQUIVALENTS

	December 31, 2023	December 31, 2022
Cash held in banks	$3,093,612	$7,500,607
Guaranteed investment certificates	-	394,174
	$3,093,612	$7,894,781

On March 27, 2022 the Company renewed a GIC for $142,852 for 1 year at a rate of 1.00% per annum. On August 23, 2022 the Company redeemed the renewed GIC for $143,436 and purchased a new GIC for $143,436 for 1 year at a rate of 4.5% per annum.

On May 30, 2022 the Company renewed the GIC for $140,493 for 1 year at a rate of 0.75% per annum. On August 23, 2022 the Company redeemed the renewed GIC for $140,738 and purchased a new GIC for $140,738 for 1 year at a rate of 4.5% per annum.

All GIC’s were required to be maintained and renewed upon maturity until such time as the associated credit cards were cancelled. These credit cards were cancelled and all related GIC’s were not renewed during the year ended December 31, 2023.